UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Gilead Sciences, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GILEAD SCIENCES, INC. ATTN: INVESTOR RELATIONS 333 LAKESIDE DRIVE FOSTER CITY, CA 94404	Your Vote Counts! GILEAD SCIENCES, INC. 2022 Annual Meeting Vote by May 3, 2022 11:59 PM ET

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You invested in GILEAD SCIENCES, INC. and it’s time to vote!
This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 4, 2022, 10:00 a.m. Pacific Time, virtually at www.virtualshareholdermeeting.com/GILD2022.

Get informed before you vote
You can view the Notice and Proxy Statement, Form 10-K and Supplement online by visiting www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to April 20, 2022. To submit a request for a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 4, 2022 10:00 a.m. Pacific Time

Virtually at: www.virtualshareholdermeeting.com/GILD2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming Annual Meeting. We encourage you to access and
review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and to vote on these important matters.

Board
Voting Items		Recommends
1.	To elect the nine director nominees named in the Proxy Statement to serve for the next year and until their successors are elected and qualified.
Nominees:
1a.	Jacqueline K. Barton, Ph.D.	For
1b.	Jeffrey A. Bluestone, Ph.D.	For
1c.	Sandra J. Horning, M.D.	For
1d.	Kelly A. Kramer	For
1e.	Kevin E. Lofton	For
1f.	Harish Manwani	For
1g.	Daniel P. O’Day	For
1h.	Javier J. Rodriguez	For
1i.	Anthony Welters	For
2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in the Proxy Statement.	For
4.	To approve the Gilead Sciences, Inc. 2022 Equity Incentive Plan.	For
5.	To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that the Chairperson of the Board of Directors be an independent director.	Against
6.	To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board include one member from Gilead’s non-management employees.	Against
7.	To vote on a stockholder proposal, if properly presented at the meeting, requesting a 10% threshold to call a special stockholder meeting.	Against
8.	To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board publish a third-party review of Gilead’s lobbying activities.	Against
9.	To vote on a stockholder proposal, if properly presented at the meeting, requesting a Board report on oversight of risks related to anticompetitive practices.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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